Debt	12 Months Ended
Dec. 31, 2012
Debt

5 Debt

Short-term debt

	2012	2011
Other short-term bank borrowings	36	35
Current portion of long-term debt	271	17

Total	307	52

At December 31, 2012, other short-term bank borrowings of $36 million (2011: $35 million) consisted of a local bank borrowing by our Chinese subsidiary.

The applicable weighted average interest rate during 2012 was 3.6% (2011: 4.4%).

Long-term debt

	Range of interest rates	Average rate of interest	Amount outstanding 2012	Due in 2013	Due after 2013	Due after 2017	Average remaining term (in years)	Amount outstanding December 31, 2011
EUR notes	3.0	3.0	187	187	—	—	0.8	476
USD notes	3.1-9.8	5.8	3,018	78	2,940	1,336	5.0	3,262
Revolving Credit Facility	2.7	2.7	230	—	230	—	4.2	—
Bank borrowings	2.0	2.0	5	—	5	—	2.0	4
Liabilities arising from capital lease transactions	2.6-13.8	5.8	16	6	10	—	2.0	22

		5.4	3,456	271	3,185	1,336	4.7	3,764
Corresponding data of previous year		7.4	3,764	17	3,747	1,846	4.7

The following amounts of long-term debt at book value as of December 31, 2012 are due in the next 5 years:

2013	271
2014	28
2015	25
2016	629
2017	1,167
Due after 5 years	1,336

3,456

As of December 31, 2012, the Company’s euro-denominated notes and U.S. dollar-denominated notes represented 6% and 94% respectively, of the total principal amount of the notes outstanding with maturities ranging from 1 to 8 years. The fixed rate notes and floating rate notes represented 13% and 87% respectively of the total principal amount of the notes outstanding at December 31, 2012. The remaining tenor of secured debt is on average 4.7 years.

Debt exchange and repurchase

At December 31, 2012 long-term debt has been reduced to $3,185 million from $3,747 million at December 31, 2011 and $4,128 million at December 31, 2010.

In 2012, the book value of our long-term debt decreased by $562 million to $3,185 million, mainly due to the full repayment of the Senior Notes 2015, the full repayment of the Super Priority Notes 2013 and the partial repayment of the Senior Notes 2018 offset in part by issuance of a new Term Loan due 2019, a new Term Loan due 2020 and borrowings under a new Revolving Credit Facility due 2017. Extinguishment of debt in 2012 amounted to a loss of $161 million compared to a loss of $32 million in 2011. The Senior Secured notes due 2013, outstanding as of December 31, 2012 and due within one year are classified within short-term debt.

2019 Term Loan

On February 16, 2012, our subsidiary, NXP B.V. together with NXP Funding LLC entered into a new $475 million aggregate principal amount Senior Secured Term Loan Facility due March 19, 2019. The Term Loan was issued with an original issue discount at 98.5% of par and was recorded at its fair value of $468 million on the accompanying Consolidated Balance Sheet. The net proceeds of this issuance, together with a $330 million draw-down under our pre-existing Revolving Credit Facility and approximately $52 million of cash on hand, were used to redeem $510 million of the U.S. dollar-denominated 9 1/2% Senior Notes due October 2015, €203 million of the euro-denominated 8 5/8% Senior Notes due October 2015, and pay related call premiums of $36 million and accrued interest of $31 million.

2017 Revolving Credit Facility

On April 27, 2012, NXP B.V. and NXP Funding LLC concluded a new Senior Secured Revolving Credit Agreement (“RCA”) under which it borrowed $330 million to settle and close its pre-existing Revolving Credit Facility. It subsequently reduced its outstanding drawings to $230 million as of December 31, 2012.

On October 24, 2012, NXP B.V. and NXP Funding LLC agreed with certain participating banks to increase the borrowing capacity under the RCA subject to an effective date of October 29, 2012. The borrowing capacity under the RCA was increased by €120 million (approximately $155 million) up to a total amount of €620 million ($818 million). The RCA will expire on March 1, 2017 and will be used for general corporate purposes.

2013 Super Priority Notes

During 2012, we repurchased all of our Euro denominated Super Priority Notes 2013 for a principal amount of €29 million and all USD denominated Super Priority Notes 2013 for a principal amount of $221 million.

2020 Term Loan

On December 10, 2012, our subsidiary, NXP B.V. together with NXP Funding LLC entered into a new $500 million aggregate principal amount Senior Secured Term Loan Facility due January 11, 2020. The Term Loan was issued with an original issue discount at 99.5% of par and was recorded at its fair value of $498 million on the accompanying Consolidated Balance Sheet. The net proceeds of this issuance, together with a $100 million draw-down under our existing Revolving Credit Facility and approximately $12 million of cash on hand, were used to settle our tender offer for $500 million of the U.S. dollar-denominated 9  3/4 % Senior Notes due 2018, and pay related call premiums of $86 million, accrued interest of $18 million and debt issuance costs of $6 million.

The Company may from time to time continue to seek to retire or purchase its outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise.

Other effects on the total long-term debt position relate to the translation of euro-denominated notes outstanding.

Euro notes

The Euro note outstanding as of the end of December 2012 consists of the following:

•	a €142 million aggregate principal amount of floating rate senior secured notes due 2013 with an interest rate of three-month EURIBOR plus 2.75%.

U.S. dollar-denominated notes

The U.S. dollar-denominated notes consist of the following seven series:

•	a $58 million aggregate principal amount of floating rate senior secured notes due 2013 with an interest rate of three-month LIBOR plus 2.75%; and

•	a $616 million aggregate principal amount of floating rate senior secured notes due 2016 with an interest rate of three-month LIBOR plus 5.5%; and

•	a $491 million aggregate principal amount of floating rate senior secured term loan due 2017 with an interest rate of LIBOR plus 3.25% with a floor of 1.25%; and

•	a $494 million aggregate principal amount of floating rate senior secured term loan due 2017 with an interest rate of LIBOR plus 4.25% with a floor of 1.25%; and

•	a $422 million aggregate principal amount of 9.75% senior secured notes due 2018; and

•	a $471 million aggregate principal amount of floating rate senior secured term loan due 2019 with an interest rate of LIBOR plus 4% with a floor of 1.25%; and

•	a $500 million aggregate principal amount of floating rate senior secured term loan due 2020 with an interest rate of LIBOR plus 3.50% with a floor of 1.25%.

Certain terms and Covenants of the Euro and U.S. dollar-denominated notes

The Company is not required to make mandatory redemption payments or sinking fund payments with respect to the notes. With respect to the Term Loans, the Company is required to repay $20 million annually ($5 million per Term Loan).

The indentures governing the notes contain covenants that, among other things, limit the Company’s ability and that of restricted subsidiaries to incur additional indebtedness, create liens, pay dividends, redeem capital stock or make certain other restricted payments or investments; enter into agreements that restrict dividends from restricted subsidiaries; sell assets, including capital stock of restricted subsidiaries; engage in transactions with affiliates; and effect a consolidation or merger.

Certain portions of long-term and short-term debt as of December 31, 2012 in the principal amount of $3,470 million (2011: $3,033 million) have been secured by collateral on substantially all of the Company’s assets and of certain of its subsidiaries.

The notes are fully and unconditionally guaranteed jointly and severally, on a senior basis by certain of the Company’s current and future material wholly owned subsidiaries (“Guarantors”).

Pursuant to various security documents related to the above mentioned secured notes and the $818 million (denominated €620 million) committed revolving credit facility, the Company and each Guarantor has granted first priority liens and security interests in, amongst others, the following, subject to the grant of further permitted collateral liens:

(a)	all present and future shares of capital stock of (or other ownership or profit interests in) each of its present and future direct subsidiaries, other than SMST Unterstützungskasse GmbH, and material joint venture entities;

(b)	all present and future intercompany debt of the Company and each Guarantor;

(c)	all of the present and future property and assets, real and personal, of the Company, and each Guarantor, including, but not limited to, machinery and equipment, inventory and other goods, accounts receivable, owned real estate, leaseholds, fixtures, general intangibles, license rights, patents, trademarks, trade names, copyrights, chattel paper, insurance proceeds, contract rights, hedge agreements, documents, instruments, indemnification rights, tax refunds, but excluding cash and bank accounts; and

(d)	all proceeds and products of the property and assets described above.

Notwithstanding the foregoing, certain assets may not be pledged (or the liens not perfected) in accordance with agreed security principles, including:

•	if the cost of providing security is not proportionate to the benefit accruing to the holders; and

•	if providing such security requires consent of a third party and such consent cannot be obtained after the use of commercially reasonable efforts; and

•

if providing such security would be prohibited by applicable law, general statutory limitations, financial assistance, corporate benefit, fraudulent preference, “thin capitalization” rules or similar matters or providing security would be outside the applicable pledgor’s capacity or conflict with fiduciary duties of directors or cause material risk of personal or criminal liability after using commercially reasonable efforts to overcome such obstacles; and

•

if providing such security would have a material adverse effect (as reasonably determined in good faith by such subsidiary) on the ability of such subsidiary to conduct its operations and business in the ordinary course as otherwise permitted by the indenture; and

•

if providing such security or perfecting liens thereon would require giving notice (i) in the case of receivables security, to customers or (ii) in the case of bank accounts, to the banks with whom the accounts are maintained. Such notice will only be provided after the secured notes are accelerated.

Subject to agreed security principles, if material property is acquired by the Company or a Guarantor that is not automatically subject to a perfected security interest under the security documents, then the Company or relevant Guarantor will within 60 days provide security over this property and deliver certain certificates and opinions in respect thereof as specified in the indenture governing the notes.